c) Fair Valuation Measurements

     The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year.  These inputs are summarized in the three broad levels listed below.

• Level 1 - Quoted prices in active markets for identical securities.
• Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security.  When using the mean between the latest bid and ask price, the security will be classified as Level 2.  Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 2.

     Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

     Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Funds' Board of Trustees.  These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities.  Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the mean between the latest bid and ask price will be used.  These contracts are classified as Level 2.

     Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds' Board of Trustees and will be classified as Level 3 securities.  In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale.  With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

     For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund's NAV, which a Fund believes affects the value of the security since its last market quotation.  Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

     In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE.  Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time.  Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price.  As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used to value the Funds' investments at July 31, 2020.

Investments in Securities at Value

Sprott Gold Equity Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$ 1,078,653,554	$ 32,935,027	$ 42,546	$ 1,111,631,127
Other Precious Metals Related	69,994,856	-	13,801,272	83,796,128
Other	-	-	7,697,946	7,697,946
Total Common Stocks	1,148,648,410	32,935,027	21,541,764	1,203,125,201
				-
Private Fund **^	-	-	-	14,215,248
				-
Gold Bullion	163,516,598	-	-	163,516,598

Warrants
Gold Related	-	1,483,340	-	1,483,340
Other Precious Metals Related	-	51,461	-	51,461
Total Warrants	-	1,534,801	-	1,534,801

Money Market Fund	131	-	-	131

Total Assets	$ 1,312,165,139	$ 34,469,828	$ 21,541,764	$ 1,382,391,979

* For a detailed sector breakdown, please see the accompanying Schedules of Investments.
** Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments
^ The Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Gold Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

				Sprott Gold Equity Fund
Beginning Balance - November 1, 2019				$ 21,541,764
Purchases				-
Sales				-
Realized gains				-
Realized losses				-
Change in unrealized appreciation				-
Transfers in/(out) of Level 3				-
Ending Balance - July 31, 2020				$ 21,541,764

As of July 31, 2020 the change in unrealized appreciation on positions still held for securities that were considered Level 3 was $-.
The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of July 31, 2020.

Type of Security	Industry	Fair Value at 7/31/2020	Valuation Techniques	Unobservable Inputs	Range

Common Stock	Gold Related	$ 42,546	Professional analysis of latest company valuation and latest price change with illiquidity discount	Financing prices	$0.02

	Other Precious Metals Related	$ 13,801,272	Professional analysis of latest company financing	Financing prices	$6.00

	Other	$ 7,697,946	Professional analysis of latest company financing	Financing prices	$1.38 - $10.80

     Professional analysis of company valuation is provided through the opinion of portfolio managers and analysts of the Adviser who provide periodic updates to securities of similar discipline which allows for insights to lesser known or followed securities. This analysis is important where there are few identifiable market inputs, the security is private, or has a narrowly focused business or is closely held. The latest price change with illiquidity discount is provided with the current market value of a comparable public issue, less 2%.

Portfolio management and the Trading department monitor fair valued positions for new financing or corporate actions that could lead to a change in valuation.

     The significant unobservable inputs used in the fair value measurement of the Fund's common stocks are the most recent financing prices of the portfolio company, which approximate the companies' value in the market and can provide an accurate measure of a closely held or private security as it represents a market price between two parties that are willing to transact.

     Significant changes in the companies' ability to receive financing for new projects in the future would be an indication of the companies' financial position and market value.  Significant changes in the latest price change of the comparable public issue or a change in the adviser deemed comparable public issue could impact the value of the security.

      The Fund's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.